TECHNOLOGY | INNOVATION | SOLUTIONS Analyst Day September 10, 2013

TECHNOLOGY | INNOVATION | SOLUTIONS Analyst day agenda and goals • Vision and strategy • Market overview and growth opportunities • Financial review • Product development • Product demos • Q&A 2

TECHNOLOGY | INNOVATION | SOLUTIONS Forward-looking Statements & Non-GAAP Financial Information 3 Forward-Looking Language This presentation and all publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods, including statements on the slides in this presentation titled “Total Addressable Market,” “Business Outlook,” and “Investment Highlights.” Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of the company’s Annual Report for the fiscal year ended March 31, 2013. Copies are available from the SEC or the Agilysys website. We undertake no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted operating income (loss) from continuing operations, adjusted net income (loss), adjusted net income (loss) per share from continuing operations and adjusted cash flow from continuing operations. Management believes that such information can enhance investors' understanding of the company's ongoing operations. See the accompanying tables below for reconciliations of adjusted operating income (loss) from continuing operations and adjusted net income (loss) from continuing operations, and adjusted cash flow from continuing operations to the comparable GAAP measures.

TECHNOLOGY | INNOVATION | SOLUTIONS SENIOR MANAGEMENT TEAM, VISION AND STRATEGY Jim Dennedy 4

TECHNOLOGY | INNOVATION | SOLUTIONS Vision & Strategy • Vision: Leader in transforming the guest service experience. • Provide market leading, technology enabled solutions. • Increase shareholder value by improving operating and financial performance, while profitably growing the business. • Invest in our business to develop and market new solutions, fund enhancements to existing solutions, and expand our addressable markets. • Recruit, grow and retain the best available talent in the market. • Strategy: Improve the quality of guest services through technology innovation that enables our customers to: • Win the guest recruitment battle against their competition. • Maximize guest wallet share. • Engage their guest pre-arrival, in the moment, and post departure. 5

TECHNOLOGY | INNOVATION | SOLUTIONS Agilysys Senior Management Team 6 Jim Dennedy, CEO Janine Seebeck, CFO Larry Steinberg, CTO Kyle Badger, General Counsel Tony Ross, VP of Sales Beth Levario, VP of Professional Services Neil Waite, VP of Support Beth McClure, Director of Marketing Theresa Putnal, Director of Human Resources Rehan Jaddi VP of Product Development Maris Berzins VP of Product Development

TECHNOLOGY | INNOVATION | SOLUTIONS Strategic Objectives 7 Strategic Expansion Technology Differentiated Markets Highest Value Solutions Value Accretive Growth Greater Recruitment Increased Wallet Share Improved Experience Objectives to Increase Shareholder Value Competitive Advantages for Our Customers

TECHNOLOGY | INNOVATION | SOLUTIONS Profitable Growth Strategy Execution 8 Develop Our People Improve Capabilities Add More Value Increase Awareness Grow Revenue Improve Operations Reduce Working Capital Value Creating CapEx Reduce Expense Grow Revenue Improve Capital Use Increase Profits Capital Efficient

TECHNOLOGY | INNOVATION | SOLUTIONS MARKET OVERVIEW AND GROWTH OPPORTUNITIES Jim Dennedy/Tony Ross 9

TECHNOLOGY | INNOVATION | SOLUTIONS What We Do Inventory & Procurement Property Management Document Management Point-of-Sale Activities Management Workforce Management 10

TECHNOLOGY | INNOVATION | SOLUTIONS Product Based Revenue Mix 11 InfoGenesis – 62% Eatec – 11% Lodging Management System – 8% DataMagine – 8% Visual One – 6% Stratton Warren System – 5%

TECHNOLOGY | INNOVATION | SOLUTIONS Market Based Revenue Mix 12 Casino (Corporate) – 33% Hotels/Resorts – 21% Casino (Tribal) – 14% Foodservice – 12% Cruise – 5% Other* – 15% * Higher education, stadiums and arenas, restaurants and healthcare

TECHNOLOGY | INNOVATION | SOLUTIONS Geographic Revenue Split 13 Domestic– 90% International – 10% * Revenue mix based upon FY13 results

TECHNOLOGY | INNOVATION | SOLUTIONS Global Footprint 14 Principal Location Seattle Las Vegas Santa Barbara UK Hong Kong Singapore Country with Installation Reseller Eden Prairie Atlanta

TECHNOLOGY | INNOVATION | SOLUTIONS Key Differentiators 15 Universal Competitive Strengths Stability Scalability The best hospitality knowledge coupled with the best technology talent Customer engagement Offline capabilities

TECHNOLOGY | INNOVATION | SOLUTIONS Key In Market Products Differentiators 16 Point-of-Sale Document Management Inventory & Procurement Workforce Management • Audit log and electronic journal • POS generic authorization • Campus and gift card support • Combination packages and prix fixe menus • Fully integrated suite • Groups management • Master folio logic and web pickup tools • Built-in activities scheduler • Comp accounting • Remote on demand data access • Streamlined document retrieval • Electronic document routing • Individual permission levels • Online Web ordering • Wireless handheld devices for ordering, inventory and receiving • Automated strategic sourcing • Full function accounting backbone • Patented time clock functionality • Mobile scheduling • Effective forecasting – import from any external source (site or enterprise) • Total labor management – HR on/off boarding – operations management Our products allow customers to: Recruit more guests Maximize their share of their guests’ wallet Connect with their guests and prospective guests pre- and post-stay but, more importantly, while onsite Property Management

TECHNOLOGY | INNOVATION | SOLUTIONS Products/Markets Matrix 17 SOL U TIO N INDUSTRY Casino Resorts Hotels/ Resorts Foodservice Management Cruise Higher Ed Healthcare Restaurants Point-of-Sale Property Management Systems Labor Management Systems Inventory & Procurement Systems Document Management Solutions

Significant Room for Growth

TECHNOLOGY | INNOVATION | SOLUTIONS

$4B in annual spending on existing software services and recurring software maintenance for current product portfolio

Casinos

Pinnacle Entertainment
Sands Casino & Resort
The Cosmopolitan of Las Vegas
Valley View Casino & Hotel
Caesars Palace
Casino Del Sol
Boyd Gaming
Ho-Chunk Gaming
Oxford Casino
Maryland Live! Casino

Stadiums/Arenas

Barclays Center
Giant Center
Madison Square Garden
Chester Racecourse
Etihad Stadium
Aviva Stadium

Hotels/Resorts

The Broadmoor Colorado Springs
The Breakers Palm Beach
The SeaPines Resort
Black Rock Oceanfront Resort
The Landmark London
Pinehurst
Vail Resorts
Royal Lahaina Resort

Cruise Lines

Royal Caribbean International
Norwegian Cruise Lines

Foodservice

Benchmarc Restaurants by Marc Murphy
Sugar Factory
BRguest Hospitality
Savor

Higher Education

Yale University
Vanderbilt University
California State University at Fullerton – Auxiliary Services Corporation

Agilysys

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TECHNOLOGY | INNOVATION | SOLUTIONS Total Addressable Market • Projected product roadmap opens to total addressable market • Expected 5-7% annual growth for industry (commissioned IHL and STR study) 19 $12B+ Market Opportunity $4B Addressed Market AGYS

TECHNOLOGY | INNOVATION | SOLUTIONS M&A Strategy • Focus is on software enabled solutions for hospitality markets • TimeManagement (WMx) • Preferred workforce management solution • New source of revenue with modest customer overlap • Eliminates the need for a separate time clock following integration with Agilysys point-of-sale solutions • Integration with inventory solutions improves management of labor and material • Keys to success for M&A • Talent – management capacity and industry-leading talent • Technology – extend our solutions and expand our offerings • Markets – greater share from current and expand to new markets 20

TECHNOLOGY | INNOVATION | SOLUTIONS INTERMISSION 21

TECHNOLOGY | INNOVATION | SOLUTIONS FINANCIAL REVIEW Janine Seebeck 22

TECHNOLOGY | INNOVATION | SOLUTIONS TTM Q114* FY13* Historical Financial Results 23 FY12* FY11* 94,101 86,375 98,362 100,473 70,000 80,000 90,000 100,000 110,000 Revenue AOI^ Adjusted EPS^ (14,397) (14,390) (1,763) 59 (20,000) (10,000) - 10,000 $(0.59) $(0.67) $(0.09) $(0.00) $(1.00) $(0.50) $- (23,937) (37,509) (6,979) (3,963) (40,000) (20,000) - Loss from Continuing Operations * All historical numbers are unaudited, as filed in our Form 8-K, July 8, 2013 ^ Non-GAAP measure, see reconciliation on slide 41 In thousands, except per share data

TECHNOLOGY | INNOVATION | SOLUTIONS How We Do Business Today – Product Mix 24 TTM thru1QFY14* FY11* 37% 34% 32% 34% 36% 38% 48% 51% 46% 48% 50% 52% 15% 15% 0% 10% 20% Product Revenue Support, Maintenance and Subscription Revenue Professional Services Revenue * All historical numbers are unaudited, as filed in our Form 8-K, July 8, 2013

TECHNOLOGY | INNOVATION | SOLUTIONS Growing Recurring Revenue Business $45.1 $47.6 $50.2 $51.2 $42.0 $43.0 $44.0 $45.0 $46.0 $47.0 $48.0 $49.0 $50.0 $51.0 $52.0 FY11 FY12 FY13 TTMQ114 (in m illion s ) Recurring Revenue • Recurring revenues comprised over 50% of the company’s fiscal 2013 revenue • Seeking to leverage growing market share and installed product base to offer an increased level of recurring services • Expanding SaaS-based product offerings to create an ongoing customer relationship and foster enhanced recurring revenues 25

TECHNOLOGY | INNOVATION | SOLUTIONS Strong Balance Sheet 26 As Reported June 30, 2013 As Reported Assets Held for Sale Pro Forma Adjustments* Pro Forma June 30, 2013 Cash and cash equivalents 70,611 - 32,573 103,184 Other current assets 52,539 28,672 23,867 Long-term assets 58,392 2,156 56,236 Total assets 181,542 30,828 32,573 183,287 Current liabilities 56,268 16,454 2,406 42,220 Other liabilities 10,215 769 9,446 Total liabilities 66,483 17,223 2,406 51,666 Shareholders' equity 115,059 16,562 131,621 Total liabilities and shareholders' equity 181,542 17,223 18,968 183,287 Consolidated Balance Sheet (unaudited) in thousands • Cash and liquid investments of approximately $100 million • Fully valued federal net operating losses of approximately $169M * as filed in our Form 8-K, July 8, 2013

TECHNOLOGY | INNOVATION | SOLUTIONS Capital Discipline 27 Reduce Working Capital Value Creating CapEx Reduce Expense Grow Revenue Improve Capital Use Increase Profits Capital Efficient

TECHNOLOGY | INNOVATION | SOLUTIONS Business Outlook – FY 14 • Generate organic revenue growth in excess of the market rate of growth • Fiscal 2013 revenue grew approximately 14% vs. the market which grew approximately 7% • Improve profitability • Generate positive cash flow from operations • Invest the balance sheet in products and markets • Organic product innovation and next-generation solutions • Strategic M&A • Solutions that accelerate the product roadmap • Enter new markets or target new customers 28

TECHNOLOGY | INNOVATION | SOLUTIONS PRODUCT DEVELOPMENT Larry Steinberg 29

TECHNOLOGY | INNOVATION | SOLUTIONS Investment Strategy 30 Where we are making investments Across in-market products Next generation platforms Enhancing partner eco system SaaS New innovation

TECHNOLOGY | INNOVATION | SOLUTIONS Technical Strategy 31 Maintain current strengths Open standards Engineering and product efficiencies Elasticity and efficiency Multi-tenant SaaS Enablement New UX paradigms

TECHNOLOGY | INNOVATION | SOLUTIONS Product Strategy 32 • Deep research • Industry experts Roadmap strategy High value focus areas Protect & expand • Leverage strengths • Drive customer efficiency and revenue • Value proposition

TECHNOLOGY | INNOVATION | SOLUTIONS PRODUCT DEMONSTRATIONS Maris Berzins / Rehan Jaddi 33

TECHNOLOGY | INNOVATION | SOLUTIONS InfoGenesis™ Mobile Human Workflow Optimization Conversational ordering Ideal form factor Intuitive design Enhance the guest interaction; don’t disrupt it 34

InfoGenesis Mobile Key Features

TECHNOLOGY | INNOVATION | SOLUTIONS

- Separate multi-pass and single pass workflow support
- Credit card authorization support
- Room charge authorization, guest inquiry and tender
- Choice group support
- Seat and covers support
- Table assignment
- Offline support
- Bluetooth® printing support
- Check type support
- Typed special instructions

Agilysys...

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TECHNOLOGY | INNOVATION | SOLUTIONS Insight™ Mobile Manager Fully integrated into PMS Intuitive design Key performance indicators Revenue impacts at a glance 36

TECHNOLOGY | INNOVATION | SOLUTIONS Insight Mobile Manager Key Features 37 Allows hoteliers to view key property operating metrics quickly and easily from a mobile device Fully integrated with Agilysys Lodging Management System utilizing the same login credentials User-focused design means we plan for specific user scenarios. I.e. different layout for different job roles Users simply tap on each panel to drill down and obtain information that is more detailed Auto or on-demand information refresh Support for iOS and Android devices

TECHNOLOGY | INNOVATION | SOLUTIONS CLOSING REMARKS AND Q&A 38

TECHNOLOGY | INNOVATION | SOLUTIONS Investment Highlights 39 •$4B in annual industry spend for current product portfolio •Increase market share and product capabilities through focused investments, acquisitions and leading customer service Significant Room for Growth •Ability to leverage large installed base •Growing SaaS-based product offerings •Over 50% of revenue in FY’13; 95% + renewal rate Growing Recurring Revenue Business •Europe and Asia infrastructure in place •Expanding reseller community •International revenues currently make up 10% of revenue Large Untapped International Opportunities •Strong relationships with industry leading brands •3,100+ customers •Two thirds of current customers have only one of our software titles Strong Industry Demand and Upsell Opportunities •Customer and market driven technology delivery •Guest centric business intelligence & reporting •New innovation Products that Drive Performance •Recurring revenue growth and margin expansion •Projected positive cash flow •Balance sheet (approx. $100M in cash, no debt) to support growth Strong Financial Model With Upside

TECHNOLOGY | INNOVATION | SOLUTIONS APPENDICES 40

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation 41 2011 2012 2013 TTM Q1 2014 Operating loss (22,636)$ (46,395)$ (9,996)$ (7,050)$ Share-based compensation expense 2,402 2,440 1,670 1,885 Amortization of intangibles 5,037 3,585 3,284 3,223 Asset impairments and related charges 959 9,681 120 (88) Legal settlements - - 1,664 1,664 Restructuring, severance and other charges 405 15,247 1,495 425 Impact from revision to prior period financial statements (564) 1,052 - - Adjusted operating (loss) income from continuing operations (a) (14,397) (14,390) (1,763) 59 Other expenses, net (1,119) 1,013 389 (2) Cash income tax expense (benefit) (b) 209 (264) (113) 161 Adjusted net loss from continuing operations (a) (13,487)$ (15,139)$ (2,039)$ (100)$ Weighted average shares outstanding 22,785 22,432 21,880 21,891 Adjusted net loss per share from continuing operations (a) (0.59)$ (0.67)$ (0.09)$ (0.00)$ (a) Non-GAAP financial measure (b) Taxes calculated based upon our cash tax payments for the presented periods (In thousands, except per share data) RECONCILIATION OF OPERATING LOSS FROM CONTINUING OPERATIONS TO ADJUSTED NET LOSS (UNAUDITED)

TECHNOLOGY | INNOVATION | SOLUTIONS Presenters James Dennedy President and Chief Executive Officer James Dennedy was appointed to the company’s board of directors in June 2009. He served on the audit committee and on the company’s special committee that oversaw the sale of TSG. Prior to his appointment as president and CEO, Dennedy was a principal and chief investment officer of a New York-based hedge fund focused on small and microcap investments. Prior to that, Dennedy was president and chief executive officer of Engyro Corporation, an enterprise software company that provided IT systems management interoperability solutions. He served as a public company director at NaviSite, Inc., where he was chair of the audit committee and a member of the compensation committee. He also was a director of I-many, Inc., and Entrust, Inc. 42

TECHNOLOGY | INNOVATION | SOLUTIONS Presenters Janine Seebeck Senior Vice President, Chief Financial Officer and Treasurer Janine Seebeck is Agilysys' senior vice president, chief financial officer and treasurer, with responsibilities for the company’s financial and treasury functions, including financial reporting, bank relationships, conducting internal and industry analysis to support Agilysys’ goals for growth and investor relations initiatives. Prior to joining Agilysys, Ms. Seebeck served as vice president of finance, Asia Pacific, for Premiere Global Services, Inc., a global leader in virtual meetings and, from 2002-08, as its corporate controller. Previously, she was a senior associate for PricewaterhouseCoopers. She is a CPA and earned her BSBA in Accounting from John Carroll University. 43

TECHNOLOGY | INNOVATION | SOLUTIONS Presenters Larry Steinberg Senior Vice President and Chief Technology Officer Larry Steinberg was named senior vice president and chief technology officer in 2012. Prior to joining Agilysys, Steinberg was a development manager for Microsoft, where he focused on automation, interoperability, cross-platform initiatives and cloud and data center management solutions. Before joining Microsoft, he was chief technology officer of Engyro Corp., with responsibilities for strategic technology initiatives, product development and solution services delivery. 44

TECHNOLOGY | INNOVATION | SOLUTIONS Presenters Tony Ross Vice President of Sales Tony Ross is Agilysys' vice president of sales. Ross joined Agilysys in 1993 and has served as regional sales manager and director of sales. Prior to joining Agilysys, Ross held positions at Rockwell International Missile Systems Division and Micromeritics Instrument Corporation managing production teams. 45

TECHNOLOGY | INNOVATION | SOLUTIONS Presenters Maris Berzins Vice President of Development, Applications Maris Berzins is the VP of Development, Applications. Prior to joining Agilysys, Mr. Berzins was the VP of Product for Kiha software, a developer of mobile applications and services that, using semantic analysis and natural language processing (NLP), understand your needs and deliver personalized, relevant and timely information to your mobile device. Previously, Mr. Berzins was president and vice president of product for Digital Railroad, a startup provider of a Software as a Service (SaaS) platform and an image-licensing marketplace for professional photographers. Mr. Berzins was also at Microsoft for ten years in product leadership roles on multiple products, including Biz Talk Server, MSN, and Works. Mr. Berzins also worked as a software engineer in the defense sector, delivering tactical training devices and cutting edge 2D and 3D imaging workstations for national and foreign government customers. He holds a bachelor’s degree in computer science and math from Purdue University. Mr. Berzins also did graduate studies in computer science at George Mason University and in mapping sciences and engineering at Virginia Tech. 46

TECHNOLOGY | INNOVATION | SOLUTIONS Presenters Rehan Jaddi Vice President of Development for Enterprise Solutions Rehan Jaddi is vice president of development for enterprise solutions at Agilysys, where he is responsible for software development and delivery strategy for the company’s property management system products. Prior to joining Agilysys, Jaddi was a group program manager at Microsoft, where he was responsible for driving product design and delivery from development through customer support. He also has worked as a consulting manager at Accenture, a global technology services company, and as a structural engineer and IT manager at AKB Consulting Engineers, KPFF Consulting Engineers and Millegan & Jaddi Consulting Engineers. He has extensive experience in cloud service, packaged product and online delivery. Jaddi holds a Bachelor of Science degree in civil engineering from the University of Washington in Seattle. 47